                                                                   EXHIBIT 10.19

                                                                  EXECUTION COPY

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CLASS B NOTE PURCHASE AGREEMENT

          This AMENDMENT NO. 1 TO AMENDED AND RESTATED CLASS B NOTE PURCHASE AGREEMENT, dated as of March 5, 2003 (this "Amendment"), is entered into among AMERICREDIT MASTER TRUST (the "Issuer"), AMERICREDIT FUNDING CORP. VII (a "Seller"), AMERICREDIT FINANCIAL SERVICES, INC. (a "Seller" and the "Servicer"), DEUTSCHE BANK TRUST COMPANY AMERICAS, formerly known as Bankers Trust Company (the "Administrative Agent"), each of the CLASS B PURCHASERS parties hereto (the "Purchasers"), DEUTSCHE BANK AG, NEW YORK BRANCH, as Agent, and each of the other Agents parties hereto.

                                    RECITALS

          1. The Issuer, Sellers, the Servicer, the Administrative Agent, the Purchasers and the Agents are parties to those certain Amended and Restated Class B Note Purchase Agreement, dated as of February 22, 2002 (as previously amended and as amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreement").

          2. The parties hereto desire to amend and supplement the Note Purchase Agreement as hereinafter set forth.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Note Purchase Agreement shall have the same meanings herein as therein.

          2. Amendments to Note Purchase Agreement. The Note Purchase Agreement hereby is amended and supplemented as follows:

               2.1 Amendment to definition of Class B Commitment Fee Rate. The definition of "Class B Commitment Fee Rate" is amended by deleting such definition in its entirety and substituting, in lieu thereof, the definition set forth below:

               "Class B Commitment Fee Rate" shall be .75%.

               2.2 Addition of Definition. The following definition is added, in the appropriate alphabetical order, to Section 1.1 of the Note Purchase Agreement:

               "CP Conduit Consolidation Event" shall mean the occurrence of any of the following events (i) the Securities and Exchange Commission, any banking regulatory authority or any other official body having jurisdiction over any Committed Purchaser or Agent or any of the Affiliates of such Committed Purchaser or Agent, shall require the consolidation of the assets and liabilities of any CP Conduit on the balance sheet of such

          Committed Purchaser, Agent or Affiliate, or shall require that capital be maintained with respect thereto under any capital requirements as if such assets were owned by such Committed Purchaser, Agent or Affiliate, (ii) the independent auditors for any such Committed Purchaser, Agent or Affiliate shall have advised such Committed Purchaser, Agent or Affiliate in writing that in their opinion such consolidation is required by GAAP or applicable law, rule or regulations, (iii) any Affected Party shall determine that any arrangement or transaction contemplated by this Agreement or any Related Documents will impose any adverse regulatory impact on such Affected Party, including, without limitation, any cost or expense described in Section 2.4 hereof; or (iv) any CP Conduit shall determine that it may be required to register as an investment company under the Investment Company Act of 1940, as amended.

               2.3 Amendment to Class B Note Purchase Agreement. Section 2.2(c) of the Class B Note Purchase Agreement is amended by deleting the following first sentence of such Section 2.2(c) in its entirety:

               "(c)    So long as no Termination Event has occurred and is
          continuing, no more than two years prior to the applicable Commitment Termination Date, the Issuer may request, through the Administrative Agent, that each Class B Purchaser consent to an extension of the Commitment Termination Date for such period as the Issuer may specify (the "Extension Length"), which decision will be made by each Class B Purchaser in its sole discretion, provided that on the date of the effectiveness of any such extension, and after giving effect to such extension, the Commitment Termination Date will not be more than three years from such date."

          and substituting, in lieu thereof, the following:

               "(c)    So long as no Termination Event has occurred and is
          continuing, the Issuer may request, through the Administrative Agent, that each Class B Purchaser consent to an extension of the Commitment Termination Date for such period as the Issuer may specify (the "Extension Length"), which decision will be made by each Class B Purchaser in its sole discretion, provided that on the date of the effectiveness of any such extension, and after giving effect to such extension, the Commitment Termination Date will not be more than three years from such date."

               2.4 Amendment to Section 2.3. The Note Purchase Agreement is amended by adding the following as a new Section 2.3(k)

               "(k)    Notwithstanding anything contained herein or in the
          Supplemental Fee Letter, from and after the occurrence of a Termination Event, whether or not declared, the Class B Principal Balance shall accrue interest (after as well as before judgment) at the Prime Rate from time to time in effect plus 2.0%."

               2.5 Amendment to Section 2.6(a). The Note Purchase Agreement is amended by deleting the following subsections (viii) and (ix) of
          Section 2.6(a) in their entirety:

               "(viii) the offering or sale of the Notes or the offering or effectuation of any Take-Out Securitization; or

               (ix) the commingling of the proceeds of the Collateral at any time with other funds."

          and substituting in lieu thereof, the following subsections (viii) through (x):

               "(viii) the offering or sale of the Notes or the offering or effectuation of any Take-Out Securitization;

               (ix) the commingling of the proceeds of the Collateral at any time with other funds; or

               (x)     the occurrence of a CP Conduit Consolidation Event."

               2.6 Amendment to Section 3.2(b). Section 3.2(b) of the Note Purchase Agreement is amended by adding the following at the end thereof:

          "provided that if (x) a Borrowing Base Deficiency exists as a result of a change in the Class A Credit Score Enhancement Rate, the Class B Credit Score Enhancement Rate and/or the Class C Credit Score Enhancement Rate, including, without limitation, as a result of an election of Option A or Option B as set forth on Schedule 2 to the Indenture, and (y) no other Termination Event or event that, after the giving of notice or the lapse of time, would constitute a Termination Event, shall have occurred and be continuing, then the foregoing conditions of this Section 3.2(b)(ii) shall not prevent a purchase if, after giving effect to such purchase and the application of the proceeds thereof, no Borrowing Base Deficiency would exist."

          3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Note Purchase Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Note Purchase Agreement to "this Class B Note Purchase Agreement", "this Note Purchase Agreement", "hereof", "herein" or words of similar effect referring to the Note Purchase Agreement shall be deemed to be references to Note Purchase Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Note Purchase Agreement other than as expressly set forth herein.

          4. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto and by Noteholders representing the Required Class B Owners and Required Class B Purchasers and satisfaction of the Rating Agency Condition.

          5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

          7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Note Purchase Agreement or any provision hereof or thereof.

          8. Representations and Warranties. Each of the Issuer, Sellers and Servicer, as applicable, represent and warrant that (i) all of their respective representations and warranties set forth in the Note Purchase Agreement, are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Termination Event under the Note Purchase Agreement has occurred and is continuing.

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          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        AMERICREDIT MASTER TRUST, as Issuer

                                        By:   DEUTSCHE BANK TRUST COMPANY
                                        DELAWARE, not in its individual capacity
                                        but solely as Owner Trustee on behalf of
                                        the Trust

                                                                ATTORNEY-IN-FACT

                                        By:   /s/ Louis Bodi
                                              ----------------------------------
                                        Name:  LOUIS BODI
                                              ----------------------------------
                                        Title: VICE PRESIDENT
                                              ----------------------------------

                                        AMERICREDIT FUNDING CORP. VII, as Seller

                                        By:   /s/ J. Michael May
                                              ----------------------------------
                                        Name:  J. Michael May
                                              ----------------------------------
                                        Title: Senior Vice President -
                                               Associate Counsel
                                              ----------------------------------

                                        AMERICREDIT FINANCIAL SERVICES, INC.,
                                        as Seller and Servicer

                                        By:   /s/ Katharyn Harlow
                                              ----------------------------------
                                        Name:  KATHARYN HARLOW
                                              ----------------------------------
                                        Title: VP-Finance
                                              ----------------------------------

                                        BANK ONE, N.A., as Backup Servicer,
                                        Trust Collateral Agent, and Trustee

                                        By:   /s/ John J. Rothrock
                                              ----------------------------------
                                        Name:  John J. Rothrock
                                              ----------------------------------
                                        Title: Authorized Signer
                                              ----------------------------------

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, formerly known as Bankers
                                        Trust Company, as Administrative Agent

                                        By:   /s/ Chris DiBiase
                                              ----------------------------------
                                        Name:  Chris DiBiase
                                              ----------------------------------
                                        Title: VP
                                              ----------------------------------

                                        By:   /s/ David May
                                              ----------------------------------
                                        Name:  David May
                                              ----------------------------------
                                        Title: Authorized Signatory
                                              ----------------------------------

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CLASS B NOTE PURCHASE AGREEMENT

PURCHASER SIGNATURE PAGE:

JUPITER SECURITIZATION
CORPORATION,
as Class B Owner

By:  /s/ Beth Provanzana
   ------------------------
   Name: Beth Provanzana
   Title: Authorized Signer

BANK ONE, N.A.,
  as Class B Committed Purchaser and Agent

By:  /s/ Beth Provanzana
   --------------------------------
   Name: Beth Provanzana
   Title: Director, Capital Markets

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CLASS B NOTE PURCHASE AGREEMENT

PURCHASER SIGNATURE PAGE:

SHEFFIELD RECEIVABLES
CORPORATION,
as Class B Owner and Class B Committed
Purchaser

By: Barclay's Bank Plc, as Agent and
attorney-in-fact

By:  /s/ Andrew Shuster
   ----------------------
   Name: Andrew Shuster
   Title: Director

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CLASS B NOTE PURCHASE AGREEMENT

PURCHASER SIGNATURE PAGE:

LA FAYETTE PURCHASER GROUP,
CREDIT LYONNAIS NEW YORK
BRANCH

as Class B Owner and Agent

By:  /s/ Richard T. McBride
   -------------------------
   Name:  Richard T. McBride
   Title: Director

LA FAYETTE ASSET SECURITIZATION LLC,
   as Class B Purchaser

By:  /s/ Richard T. McBride
   -------------------------
   Name:  Richard T. McBride
   Title: Director

PURCHASER SIGNATURE PAGE:

ALPINE SECURITIZATION CORP.,
as Class B Owner

By:  /s/ Mark Golombeck
   ---------------------
   Name:  Mark Golombeck
   Title: Vice President

By:  /s/ Anthony Giordano
   -----------------------
   Name:  ANTHONY GIORDANO
   Title: DIRECTOR

GRAMERCY CAPITAL CORPORATION,
as Class B Owner

By:  /s/ Mark Golombeck
   ---------------------
   Name:  Mark Golombeck
   Title: Vice President

By:  /s/ Anthony Giordano
   -----------------------
   Name:  ANTHONY GIORDANO
   Title: DIRECTOR

GREENWICH FUNDING
CORPORATION
as Class B Owner

By:  /s/ Mark Golombeck
   ---------------------
   Name:  Mark Golombeck
   Title: Vice President

By:  /s/ Anthony Giordano
   -----------------------
   Name:  ANTHONY GIORDANO
   Title: DIRECTOR

CREDIT SUISSE FIRST BOSTON,
NEW YORK BRANCH,
  as Class B Committed Purchaser and Agent

By:  /s/ Mark Lengel
   ----------------------
   Name:  MARK LENGEL
   Title: DIRECTOR

By:  /s/ Joseph Soave
   -----------------------
   Name:  Joseph Soave
   Title: Vice President

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CLASS B NOTE PURCHASE AGREEMENT

PURCHASER SIGNATURE PAGE:

SEDONA CAPITAL FUNDING
CORPORATION,
as Class B Owner

By:  /s/ Evelyn Echevarria
   ------------------------
   Name:  Evelyn Echevarria
   Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
  as Class B Committed Purchaser and Agent

By:  /s/ Adam Cohen
   -----------------
   Name:  ADAM COHEN
   Title: DIRECTOR

By:  /s/ Aimee Sevilla
   ---------------------
   Name:  Aimee Sevilla
   Title: VICE PRESIDENT

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CLASS B NOTE PURCHASE AGREEMENT

PURCHASER SIGNATURE PAGE:

MMP-3 FUNDING, LLC,
as Class B Owner

By:  /s/ Andrew L. Stidd
   ----------------------
   Name:  Andrew L. Stidd
   Title: President

LEHMAN BROTHERS HOLDINGS INC.,
  as Class B Committed Purchaser and Agent

By:  /s/ Vincent Primiano
   ----------------------------
   Name:  Vincent Primiano
   Title: Senior Vice President

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CLASS B NOTE PURCHASE AGREEMENT

PURCHASER SIGNATURE PAGE:

VARIABLE FUNDING CAPITAL CORPORATION,
  as Class B Owner

By:  Wachovia Securities, Inc., As Attorney-in-fact

By:  /s/ Douglas R. Wilson, SR.
   -----------------------------
   Name:  DOUGLAS R. WILSON, SR.
   Title: VICE PRESIDENT

WACHOVIA BANK, NATIONAL
ASSOCIATION,
as Class B Committed Purchaser and Agent

By:  /s/ Prakash B. Wadhwani
   --------------------------
   Name:  PRAKASH B. WADHWANI
   Title: VICE PRESIDENT

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CLASS B NOTE PURCHASE AGREEMENT

PURCHASER SIGNATURE PAGE:

PARADIGM FUNDING LLC.,
as Class B Committed Purchaser and
Class B Owner

By:  /s/ Evelyn Echevarria
   ------------------------
   Name:  Evelyn Echevarria
   Title: Vice President

WestLB AG, New York Branch,
as Agent

By:  /s/ Roger Klepper
   ---------------------------------
   Name:  ROGER KLEPPER
   Title: DIRECTOR
          GLOBAL SPECIALIZED FINANCE

By:  /s/ Llyin Liang
   ---------------------------------
   Name:  Llyin Liang
   Title: Associate Director
          Global Specialized Finance

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CLASS B NOTE PURCHASE AGREEMENT